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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2009

                         Commission File Number 33-89506
                                 ______________



                         Berthel Growth & Income Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                 ______________

          Iowa                                            52-1915821
 ----------------------                         -------------------------------
(State of Incorporation)                       (IRS Employer Identification No.)


                          701 Tama Street, Marion, Iowa         52302
                     --------------------------------------   --------
                    (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03.  Bankruptcy or Receivership.

The registrant previously reported that its wholly owned subsidiary, Berthel SBIC, LLC had executed and delivered a Consent Order and Judgment to the United States Small Business Administration (the "SBA"). On January 7, 2009, the United States District Court for the Northern District of Iowa entered a Consent Order and Judgment.

The name of the proceeding is "United States of America, Plaintiff, v. Berthel SBIC, LLC, Defendant - Civil Case No. 08-CV-151-LRR. The identity of the court is the United States District Court for the Northern District of Iowa, Cedar Rapids Division. The court appointed the United States Small Business Administration as the receiver for the purpose of liquidating all of the assets of Berthel SBIC, LLC and satisfying the claims of its legitimate creditors in the order of priority as determined by the court. The court entered judgment in the principal amount of $2,773,841.50 plus accrued interest of $17,598.79 through November 17, 2008 plus accrued interest of $566.15 from November 17, 2008 up to the date of entry of the judgment, together with post-judgment interest at the rate allowed by law. The Consent Order and Judgment dismissed all of the existing officers, directors and agents of Berthel SBIC, LLC.


Item 9.01.  Financial Statements and Exhibits.

    (d)  Exhibits.

         The following exhibit is furnished herewith.

         Exhibit   99.1   Consent Order and Judgment.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Berthel Growth & Income Trust I
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(Registrant)

January 8, 2009
------------------------------------------------------------
(Date)

/s/ Ronald O. Brendengen
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    Ronald O.  Brendengen,  Chief Financial  Officer of Berthel
    Fisher & Company Planning, Inc., Trust Advisor



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